MCSE P1 0624

FRANKLIN TEMPLETON ETF TRUST
SUPPLEMENT DATED JUNE 18, 2024
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”),
EACH DATED AUGUST 1, 2023, OF
MARTIN CURRIE SUSTAINABLE INTERNATIONAL EQUITY ETF (THE “FUND”)

Effective July 1, 2024, the Fund’s Summary Prospectus, Prospectus and SAI are amended as follows:

1) The following replaces all references to Ken Hughes in the section titled “Fund Summary – Portfolio Managers” in the Fund’s Summary Prospectus and Prospectus:

Robbie McNab, CFA
Portfolio Manager of Martin Currie and portfolio manager of the Fund since July 2024.

Sam Cottrell, CFA
Portfolio Manager of Martin Currie and portfolio manager of the Fund since July 2024.

2) The following replaces all references to Ken Hughes in the section titled “Fund Details – Management” in the Fund’s Prospectus:

Robbie McNab, CFA Portfolio Manager, Martin Currie
Mr. McNab has been a portfolio manager of the Fund since July 2024. Mr. McNab is a portfolio manager in Martin Currie’s Global Long-Term Unconstrained team. He was previously a portfolio manager on the North America team. He joined Martin Currie in 2007, initially researching consumer and industrials companies. During his time at the company, he has also worked as a resources specialist on the Global Resources strategy and a global investment analyst, focusing on consumer companies. Prior to joining Martin Currie, Mr. McNab was a business consultant and sales trainee at Zurich Financial Services. Mr. McNab has an MA in Economics from the University of Glasgow.

Sam Cottrell, CFA Portfolio Manager, Martin Currie
Mr. Cottrell has been a portfolio manager of the Fund since July 2024. Mr. Cottrell is a portfolio manager in Martin Currie’s Global Long-Term Unconstrained team. He joined Martin Currie as an Associate Investment Analyst in October 2014. Initially, he worked as an analyst in the materials and energy sectors, before moving to the Long-Term Unconstrained team, with a focus on healthcare stocks. Mr. Cottrell has a BA (Hons) in Finance, Accounting & Management from Nottingham University and an MSc in Financial Engineering & Risk from Imperial College.

3) The following replaces all references to Ken Hughes in the section titled “Management and Other Services – Portfolio managers” in the Fund’s SAI:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million)[1]	Number of Other Pooled Investment Vehicles Managed[2,3]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[2,3]	Number of Other Accounts Managed[2,3]	Assets of Other Accounts Managed (x $1 million)[2,3]
Robbie McNab*	3	1,158.6	1	162.4	1	332.5
Sam Cottrell*	3	1,158.6	3	271	N/A	N/A

1. These figures represent registered investment companies other than the Fund.

2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio managers listed would not be solely responsible for managing such listed amounts.

3. None of the portfolio managers manage other accounts that are subject to a performance fee.

*Information is provided as of March 31, 2024.

4) The following sentence is added to the end of the section titled “Management and Other Services – Portfolio managers – Ownership of Fund shares” in the Fund’s SAI:

As of March 31, 2024, Robbie McNab and Sam Cottrell did not own any shares of the Fund.

Please retain this supplement for future reference.